EQUIPMENT SCHEDULE

                           MATRIX FUNDING CORPORATION
                        6925 Union Park Center, Suite 250
                               Midvale, Utah 84047


LEASE NO. R0551

EQUIPMENT SCHEDULE NO. 2

SCHEDULE DATE: October 7, 1996

To Master Lease Agreement dated May 13, 1996 between MATRIX FUNDING CORPORATION, as Lessor and VODAVI COMMUNICATIONS SYSTEMS, INC., as Lessee. This Equipment
Schedule incorporates by reference the terms and conditions of the Master Lease and constitutes a separate lease between Lessor and Lessee.

1. Equipment: Computer equipment to be more fully described on an attached Schedule A, together with all other equipment and property hereafter purchased by Matrix Funding Corporation pursuant to that Master Progress Funding Agreement dated May 13, 1996, between Matrix Funding Corporation and Vodavi Communications Systems, Inc. (including without limitation, all authorizations signed in connection with said Master Progress Funding Agreement), and any and all additions, enhancements and replacements thereto.

         The equipment and property subject to this Equipment Schedule shall be more fully and completely described in an Acceptance Certificate which shall later be executed by Lessee in connection with this Equipment Schedule. Upon Lessee's execution thereof, this Equipment Schedule shall be automatically amended to include herein as property leased hereunder all equipment and property described in said Acceptance Certificate.

2.       Equipment Location:  8300 E. Raintree Drive, Scottsdale, AZ  85260

3.       Acceptance Date:  As specified in the Acceptance Certificate

4.       Initial Period:  24 months from Commencement Date

5.       Monthly Rental:  $18,158.76 (plus applicable sales tax)

6. Deposit: $3,340.49 applied to the last Monthly Rental (plus applicable sales tax)

7.       Total Cost not to Exceed:  $400,000.00

8. Floating Lease Rate Factor: The Lease Rate Factor of .0453969 shall increase .0003990 for every five (05) basis point increase in thirty-six (36) month U.S. Treasury Notes, until all items of equipment have installed, at which point the Acceptance Date of the lease shall have occurred. The thirty-six (36) month U.S. Treasury Note yield used as the basis for the derivation of the Lease Rate Factor contained herein is 5.05%.

9.       For this  Equipment  Schedule  No. 1, the  fourth  and  fifth  lines of
         Section 19(k) of the Master Lease will be amended by deleting the phrase "a mutually agreeable price" and substituting in place thereof "$1.00".

10. Representation of Lessee: Lessor and Lessee agree that this Equipment Schedule constitutes a "finance lease" under the Utah Uniform Commercial Code - Leases, in that (a) Lessee has selected the Equipment in its sole discretion, (b) Lessor has acquired the Equipment solely for purposes of leasing such Equipment under this Equipment Schedule, or (c) Lessee has received a copy of the contract evidencing Lessor's purchase of the Equipment.


LESSOR:                                     LESSEE:

MATRIX FUNDING CORPORATION                  VODAVI COMMUNICATIONS SYSTEMS,
                                            INC.

BY: _________________________________       BY: ________________________________

TITLE: ______________________________       TITLE: _____________________________

                             ACCEPTANCE CERTIFICATE

                                       TO

                            EQUIPMENT SCHEDULE NO. 2
                                       TO
Master Lease Agreement No. RO551 dated May 13, 1996, (the "Lease") between MATRIX FUNDING CORPORATION, (the "Lessor"), and VODAVI COMMUNICATIONS SYSTEMS, INC., (the "Lessee").


1.       Condition of the Equipment:

         The Lessee certifies that all items of Equipment described in Paragraph 4 have been delivered to the location indicated in Paragraph 2, and are hereby accepted as items of Equipment under the Lease, all on the date indicated in Paragraph 3.

2.       Location of Equipment:  8300 E. Raintree Drive, Scottsdale, AZ  85260

3.       Acceptance Date:  _________________________________________

4. Description of Equipment: Computer as more fully described on an attached Schedule A.



LESSEE:

VODAVI COMMUNICATIONS SYSTEMS, INC.

BY: _____________________________________

TITLE: __________________________________

                                   SCHEDULE A



Equipment as more fully described on an attached Schedule, which by reference to becomes a part hereof, together with all other equipment and property hereafter purchased by Matrix Funding Corporation pursuant to that Master Progress Funding Agreement dated May 13, 1996, between Matrix Funding Corporation and Vodavi Communications Systems, Inc. (including without limitation, all authorizations signed in connection with said Master Progress Funding Agreement), and any and all additions, enhancements and replacements thereto and all proceeds thereform.